UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 27, 2018 (February 21, 2018)

CHEMUNG FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	0-13888	16-1237038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Chemung Canal Plaza, Elmira, NY 14901
(Address of Principal Executive Offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective February 21, 2018, the Board of Directors (“Directors”) of Chemung Financial Corporation (the “Corporation”) elected David M. Buicko, Denise V. Gonick and Jeffrey B. Streeter to serve as directors of both the Corporation and its wholly-owned bank subsidiary, Chemung Canal Trust Company (the “Bank”).  Each new director’s compensation will be on the same terms as other Directors and in accordance with the provisions of the Chemung Financial Corporation Directors’ Compensation Plan that includes: (i) an annual retainer, (ii) board meeting and committee fees, (iii) eligibility to participate in the Directors’ Deferred Fee Plan and (iv) shares of the Corporation’s common stock.  None of the new directors are party to any transaction with the Corporation or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Mr. Buicko, a former Certified Public Accountant, is President and Chief Executive Officer of the Galesi Group in Schenectady, New York.  He has been appointed to the Audit Committee of the Corporation, and the Asset Liability and Loan Committees of the Bank.

Ms. Gonick, Esq., is President and Chief Executive Officer of MVP Health Care in Schenectady, New York.  She has been appointed to the Enterprise Risk Committee of the Corporation and the Trust Committee of the Bank.

Mr. Streeter is President of Streeter Associates in Elmira, New York.  He has been appointed to the Enterprise Risk Committee of the Corporation, and the Asset Liability and Trust Committees of the Bank.

A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.
99.1	Press Release of Chemung Financial Corporation dated February 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

Date: February 27, 2018	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer